                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
               Registered Management Investment Companies

                                    811-3181

                      (Investment Company Act File Number)

                  Federated Short-Term Municipal Trust
    ---------------------------------------------------------------

           (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
           (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 6/30/06

          Date of Reporting Period: Fiscal year ended 6/30/06
                                    -------------------------

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Short-Term Municipal Trust

ANNUAL SHAREHOLDER REPORT

June 30, 2006

Institutional Shares
Institutional Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended June 30	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.22	$10.27	$10.48	$10.35	$10.27
Income From Investment Operations:
Net investment income	0.32	0.28	0.27	0.31	0.39	[1]
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)	(0.05)	(0.21)	0.13	0.08	[1]
TOTAL FROM INVESTMENT OPERATIONS	0.17	0.23	0.06	0.44	0.47
Less Distributions:
Distributions from net investment income	(0.32)	(0.28)	(0.27)	(0.31)	(0.39)
Net Asset Value, End of Period	$10.07	$10.22	$10.27	$10.48	$10.35
Total Return [2]	1.66%	2.24%	0.53%	4.32%	4.63%

Ratios to Average Net Assets:
Net expenses	0.45%	0.46%	0.47%	0.47%	0.47%
Net investment income	3.11%	2.70%	2.56%	2.98%	3.75	% [1]
Supplemental Data:
Net assets, end of period (000 omitted)	$207,589	$270,956	$330,354	$342,549	$211,835
Portfolio turnover	49%	31%	35%	28%	33%

1 Effective July 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended June 30, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain on investments per share, or the ratio of net investment income to average net assets.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended June 30	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.22		$10.27	$10.48	$10.35	$10.27
Income From Investment Operations:
Net investment income	0.29		0.25	0.24	0.29	0.36	[1]
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.05)	(0.21)	0.13	0.08	[1]
TOTAL FROM INVESTMENT OPERATIONS	0.14		0.20	0.03	0.42	0.44
Less Distributions:
Distributions from net investment income	(0.29)		(0.25)	(0.24)	(0.29)	(0.36)
Net Asset Value, End of Period	$10.07		$10.22	$10.27	$10.48	$10.35
Total Return [2]	1.44	% [3]	1.99%	0.28%	4.06%	4.37%

Ratios to Average Net Assets:
Net expenses	0.68%		0.71%	0.72%	0.72%	0.72%
Net investment income	2.87%		2.44%	2.31%	2.75%	3.50	% [1]
Expense waiver/reimbursement [4]	0.40%		0.37%	0.36%	0.36%	0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,396		$29,799	$45,616	$24,230	$28,577
Portfolio turnover	49%		31%	35%	28%	33%

1 Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended June 30, 2002, this change had no effect on the net investment income per share or net realized and unrealized gain on investments per share, or the ratio of net investment income to average net assets.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the period, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.03% on the total return. (See Notes to Financial Statements, Note 5.)

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,009.40	$2.24
Institutional Service Shares	$1,000	$1,008.30	$3.34
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,022.56	$2.26
Institutional Service Shares	$1,000	$1,021.47	$3.36

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.45%
Institutional Service Shares	0.67%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 1.66% for Institutional Shares (IS) and 1.44% for Institutional Service Shares (SS). The total returns of the Lehman Brothers 1-Year Municipal Bond Index (LB1MI) and Lehman Brothers 3-Year Municipal Bond Index (LB3MI), the fund's benchmark indices, were 1.92% and 0.88%, respectively, during the 12-month reporting period. 1 The total return of a custom blended index of the LB1MI (50%) and the LB3MI (50%) (the "Blended Index") was 1.37% during the 12-month reporting period. 2 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LB1MI, LB3MI, or the Blended Index.

The fund's investment strategy focused on: (a) managing the effective duration of its portfolio (which indicates the portfolio's price sensitivity to interest rates); (b) the selection of securities with short-term maturities from one to five years (expressed by a yield curve showing the relative yield of securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality and ratings of the portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to its benchmark indices.

1 The LB1MI is the 1 year (1-2) component of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal at least $75 million, have a minimum maturity value of at least $3 million, and mature in at least one, but not more than two, years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the alternative minimum tax (AMT). The LB3MI is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $75 million, have a maturity value of at least $3 million, and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the AMT. The LB1MI and LB3MI are not adjusted to reflect sales changes, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. Indexes are unmanaged, and unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 The Blended Index is a custom blended index comprised of the LB1MI (50% and 1-2 years maturity) and LB3MI (50% and 1-5 years maturity). It is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. Indexes are unmanaged, and unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

The following discussion focuses on the performance of the fund's Institutional Shares. The 1.66% total return of the Institutional Shares for the reporting period consisted of 3.13% of tax-exempt dividends and 1.47% depreciation in the net asset value of the shares. 3

Market Overview

During the 12-month reporting period, short-term interest rates rose as the Federal Reserve Board (the "Fed") increased the federal funds target rate eight times from 3.25% to 5.25%. The two-year Treasury note yield rose from 3.64% to 5.16% and the two-year tax-exempt municipal bond yield rose from 2.68% to 3.77%. Because their yields moved less, short-term, tax-exempt municipal bonds generally outperformed Treasury notes on a tax-adjusted basis as their price fell less than the comparable Treasury notes, and the tax-exempt income provided higher after-tax returns for those investors in the highest federal tax brackets. The tax-exempt municipal yield curve flattened significantly over the period with interest rates for tax-exempt municipal bonds with shorter maturities rising more than tax-exempt municipal bonds with intermediate and long-term maturities. However, tax-exempt municipal bonds with short maturities generally outperformed the returns provided by intermediate term tax-exempt municipal bonds and generally matched those of long-term, tax-exempt municipal bonds as the negative price effect of rising interest rates was far less for the tax-exempt municipal bonds with short-term maturities.

During the 12-month reporting period, investors continued to pursue lower rated credits because of the additional yield they offer. Credit spreads, or the yield difference between "AAA" rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity, decreased during the reporting period, as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A," or comparable quality) debt (meaning that the yield on the "BBB" rated debt improved to a greater extent than for other investment-grade rated debt). 4 High-yield, tax-exempt municipal debt (non-investment-grade bonds rated "BB" and lower or comparable quality bonds) provided strong total returns once again as investors appear to have been attracted to the significantly higher yield provided by these issues. Certain revenue bond sectors also outperformed within the LB1MI and LB3MI, such as hospitals, industrial development and pollution control projects.

3 Income may be subject to the federal alternative minimum tax and state and local taxes.

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect against credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities, and increased possibilities of default.

Duration 5

During the 12-month reporting period, the fund's typical dollar-weighted average duration continued to range from 1.5 to 2.5 years, which reflected the approximate duration range of the LB1MI (1.37 years duration) and the LB3MI (2.66 years duration) at the end of the reporting period. Duration management is a significant component of the fund's investment strategy. The fund's adviser considered the duration of the Blended Index, 2.0 years, as a neutral position in managing duration of the fund.

As determined at the end of the 12-month reporting period, the fund's duration averaged approximately 1.8 years, which was shorter than the duration of the LB3MI and Blended Index, and longer than the duration of the LB1MI. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. As a result, as yields rose, the fund's net asset value did not decline to the same extent as the market value of the LB3MI and the Blended Index. The shorter duration positioning of the fund helped to mitigate the effect of rising interest rates on the net asset value of the fund and helped to positively contribute to the fund's performance relative to its benchmark indices.

Maturity and Yield Curve

During the 12-month reporting period, the fund maintained a dollar-weighted effective average maturity of less than 3.0 years. To achieve the fund's duration targets and to lengthen the duration of the fund in the final quarter of the reporting period, the fund concentrated on buying tax-exempt municipal bonds maturing inside of six-years, with many of the new purchases being of tax-exempt municipal bonds with maturities from 3 to 6 years. This decision to purchase 3- to 6-year bonds slightly hurt fund performance relative to the LB1MI because shorter maturity bonds (1-2 years) outperformed those bonds in the LB3MI (1-5 years) especially as interest rates rose sharply in June 2006.

However, during the 12-month reporting period, the fund had above average allocations (approximately 10-15%) to cash equivalents, such as variable rate demand notes and auction rate notes, which experienced no price impact and are not included in the LB1MI, LB3MI or the Blended Index. These variable rate cash equivalent positions provided incremental income as the Fed tightened (increased) the federal funds target rate as compared to fixed-rate coupon bonds. These cash equivalents did not experience a negative price impact from rising interest rates, unlike the indices, and outperformed the returns provided by each of the indices. The decision to overweight these cash equivalents helped the fund's performance relative to each of the indices.

5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this management discussion of Fund performance, duration is determined using a third-party analytical system.

Higher coupon tax-exempt municipal bonds (bonds with higher interest rate payments) also were emphasized over lower coupon tax-exempt municipal bonds (bonds with lower interest rate payments) during the 12-month reporting period to help provide protection against the negative effects of rising interest rates. 6 These strategies generally benefited the fund's performance.

Sector Allocation

During the 12-month reporting period, as compared to its benchmark indices, the fund allocated more of its portfolio to securities backed by hospitals, electric and gas utilities, and education and resource recovery projects and local general obligation bonds issued by cities and schools and bank credit enhanced bonds. The fund allocated less of the portfolio to insured bonds and general obligation bonds issued by states. These allocations helped the fund's performance due to the higher yields and income returns available in the overweighted sectors and the greater price depreciation and lower income returns in the state general obligation and insured sectors as interest rates rose.

The fund also allocated less of the portfolio to pre-refunded, tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The smaller exposure to pre-refunded bonds had a positive impact on performance due to the greater price depreciation of pre-refunded bonds as compared to other sectors.

Credit Quality

The overall credit quality of the fund was maintained at "AA-" quality during the 12-month reporting period. With the continued decrease in credit spreads, and the tightening of credit spreads for "A" and "BBB" rated (or comparable quality) debt, the fund's overweight, relative to the LB1MI and LB3MI, in "A" and "BBB" rated debt, benefited fund performance. However, the fund's inability to purchase high-yield, tax-exempt municipal debt impacted performance negatively as this sector of the market also performed well over the reporting period as the demand for high-yield, tax-exempt municipal debt was great.

6 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Short-Term Municipal Trust (Institutional Shares) (the "Fund") from June 30, 1996 to June 30, 2006, compared to the Lehman Brothers 1-Year Municipal Index (LB1MI) 2 and the Lehman Brothers 3-Year Municipal Bond Index (LB3MI). 2

Average Annual Total Return for the Period Ended 6/30/2006
1 Year	1.66%
5 Years	2.67%
10 Years	3.54%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MI and LB3MI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MI and LB3MI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Short-Term Municipal Trust (Institutional Service Shares) (the "Fund") from June 30, 1996 to June 30, 2006, compared to the Lehman Brothers 1-Year Municipal Index (LB1MI) 2 and the Lehman Brothers 3-Year Municipal Bond Index (LB3MI). 2

Average Annual Total Return for the Period Ended 6/30/2006
1 Year	1.44%
5 Years	2.42%
10 Years	3.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MI and LB3MI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MI and LB3MI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At June 30, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	24.4%
Hospital	12.0%
General Obligation--Local	11.7%
Bank Enhanced	9.2%
Electric and Gas	7.9%
General Obligation--State	4.7%
Education	4.5%
Resource Recovery	4.3%
Senior Care	4.2%
Transportation	4.0%
Industrial Development/Pollution Control	3.5%
Public Power	3.3%
Prerefunded	2.0%
Other [2]	5.6%
Other Assets and Liabilities--Net [3]	(1.3)%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications which constitute less than 2.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

June 30, 2006

Principal Amount			Value
		MUNICIPALS BONDS--85.8%
		Alabama--1.8%
$650,000		Health Care Authority for Baptist Health, AL, Revenue Bonds (Series 2006D), 5.00%, 11/15/2010	$665,541
500,000		Health Care Authority for Baptist Health, AL, Revenue Bonds (Series 2006D), 5.00%, 11/15/2011	513,330
550,000		Health Care Authority for Baptist Health, AL, Revenue Bonds (Series 2006D), 5.00%, 11/15/2012	564,333
1,275,000		Lauderdale County & Florence, AL Health Care Authority, Revenue Bonds (Series 2000A), 5.50% (Coffee Health Group)/(MBIA Insurance Corp. INS), 7/1/2006	1,275,051
1,000,000		Mobile, AL IDB, PCR Refunding Bonds (Series 1994A), 4.65% (International Paper Co.), 12/1/2011	1,000,910
		TOTAL	4,019,165
		Alaska--1.3%
3,000,000		Alaska State Housing Finance Corp., State Capital Project Revenue Bonds (Series 2001A), 5.00% (MBIA Insurance Corp. INS), 12/1/2006	3,015,090
		Arizona--0.9%
960,000		Arizona Health Facilities Authority, Revenue Bonds (Series 2004), 4.00% (Blood Systems, Inc.), 4/1/2009	953,654
1,000,000	[1,2]	Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2008	1,000,150
		TOTAL	1,953,804
		Arkansas--1.4%
850,000		Arkansas Development Finance Authority, Exempt Facilities Revenue Bonds, 3.65% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2006	849,634
775,000		Jefferson County, AR, PCR Refunding Bonds (Series 2006), 4.60% (Entergy Arkansas, Inc.), 10/1/2017	768,436
1,595,000		Pulaski County, AR, Hospital Refunding Revenue Bonds (Series 2002B), 4.75% (Arkansas Children's Hospital), 3/1/2008	1,614,746
		TOTAL	3,232,816
		California--3.0%
2,000,000		California Health Facilities Financing Authority, INS Revenue Bonds (Series 2006), 4.25% (California-Nevada Methodist Homes)/(California Mortgage Insurance GTD), 7/1/2011	2,005,860
1,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2002D), 4.35% TOBs (Kaiser Permanente), Mandatory Tender 3/1/2007	1,002,480
1,000,000		Los Angeles, CA Unified School District, UT GO Bonds (Election of 2005-Series C), 5.00% (AMBAC INS), 7/1/2010	1,043,420
Principal Amount			Value
		MUNICIPALS BONDS--continued
		California--continued
$2,500,000		Los Angeles, CA Unified School District, UT GO Bonds (Election of 2005-Series C), 5.00% (AMBAC INS), 7/1/2011	$2,628,525
		TOTAL	6,680,285
		Colorado--7.0%
1,835,000		Adonea, CO Metropolitan District No. 2, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	1,813,751
125,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	123,553
1,770,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2004A), 5.00% (Evangelical Lutheran Good Samaritan Society), 6/1/2010	1,813,878
500,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2010	510,200
2,135,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2012	2,182,397
3,810,000		Countrydale, CO Metropolitan District, LT GO Refunding Bonds, 3.50% TOBs (Compass Bank, Birmingham LOC), Mandatory Tender 12/1/2007	3,766,909
1,000,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 12/1/2009	1,033,250
2,000,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 12/1/2010	2,080,380
2,000,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 12/1/2011	2,091,860
410,000		High Plains, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	405,252
		TOTAL	15,821,430
		Connecticut--1.2%
2,630,000		Connecticut State, Refunding UT GO Bonds (Series 2001E), 5.00%, 11/15/2011	2,764,393
		Delaware--0.3%
635,000		Delaware Health Facilities Authority, Revenue Bonds (Series 2005A), 5.00% (Beebe Medical Center), 6/1/2010	652,812
		District of Columbia--0.9%
1,000,000		District of Columbia, Ballpark Revenue Bonds (Series 2006B-1), 5.00% (FGIC INS), 2/1/2012	1,045,760
970,000		District of Columbia, Revenue Bonds (Series 1999), 3.60% TOBs (819 7th Street LLC Issue)/(Branch Banking & Trust Co., Winston-Salem LOC), Mandatory Tender 10/1/2009	936,040
		TOTAL	1,981,800
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Florida--6.0%
$255,000		Florida Housing Finance Corp., Homeowner Mortgage Revenue Bonds (Series 2), 4.75% (MBIA Insurance Corp. INS), 7/1/2019	$255,161
2,000,000	[1]	Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	1,962,220
1,000,000		Highlands County, FL Health Facilities Authority, Refunding Revenue Bonds (Series 2005A), 5.00% (Adventist Health System/ Sunbelt Obligated Group), 11/15/2008	1,019,510
1,000,000		Highlands County, FL Health Facilities Authority, Refunding Revenue Bonds (Series 2005B), 5.00% (Adventist Health System/ Sunbelt Obligated Group), 11/15/2010	1,030,330
2,000,000		Highlands County, FL Health Facilities Authority, Revenue Bonds, 5.00% TOBs (Adventist Health System/ Sunbelt Obligated Group), Mandatory Tender 11/16/2009	2,051,840
1,885,000		Miami-Dade County, FL School District, COP (Series A), 5.25% (FSA INS), 10/1/2006	1,891,560
1,000,000		Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2006), 5.00% (XL Capital Assurance Inc. INS), 7/1/2010	1,037,400
2,445,000		Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2006), 5.00% (XL Capital Assurance Inc. INS), 7/1/2011	2,551,480
1,000,000		Volusia County, FL Education Facility Authority, Educational Facilities Refunding Revenue Bonds (Series 2005), 5.00% (Embry-Riddle Aeronautical University, Inc.)/(Radian Asset Assurance INS), 10/15/2009	1,027,080
640,000		Volusia County, FL Education Facility Authority, Educational Facilities Refunding Revenue Bonds (Series 2005), 5.00% (Embry-Riddle Aeronautical University, Inc.)/(Radian Asset Assurance INS), 10/15/2011	663,968
		TOTAL	13,490,549
		Georgia--1.1%
935,000		Coffee County, GA Hospital Authority, Refunding Revenue Bonds, 5.00% (Coffee Regional Medical Center, Inc.), 12/1/2009	950,577
1,430,000		Decatur County-Bainbridge, GA IDA, Revenue Bonds, 4.55% TOBs (John B. Sanifilippo & Son)/(LaSalle Bank, N.A. LOC), Mandatory Tender 6/1/2011	1,418,960
		TOTAL	2,369,537
		Hawaii--0.5%
1,000,000		Hawaii State, GO UT (Series CB) Refunding Bonds, 5.75% (Original Issue Yield: 5.90%), 1/1/2007	1,009,670
		Illinois--1.8%
3,050,000		Will & Kendall Counties, IL Community Consolidated School District No. 202, UT GO Bonds, 5.50% (FSA INS), 12/30/2007	3,123,566
1,000,000		Will County, IL, Debt Certificates (Series 2006), 4.50% (Joliet School District No. 86), 12/1/2011	1,000,790
		TOTAL	4,124,356
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Indiana--1.3%
$860,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.00% (Baptist Homes of Indiana), 11/15/2010	$879,875
1,000,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2002G), 5.50% (Ascension Health Credit Group), 11/15/2007	1,021,640
55,000		Indiana State HFA, SFM Revenue Bonds (Series C-3), 4.75%, 1/1/2029	55,292
1,000,000		Lawrenceburg, IN Pollution Control Revenue Board, PCR Revenue Bonds (Series F), 2.625% TOBs (Indiana Michigan Power Co.), Mandatory Tender 10/1/2006	995,170
		TOTAL	2,951,977
		Iowa--0.6%
1,255,000		Iowa Higher Education Loan Authority, Revenue Notes (Series 2006C), 4.95% RANs (Dordt College, Inc.), 5/24/2007	1,265,316
		Kansas--4.1%
2,000,000		Burlington, KS, Refunding Revenue Bonds (Series 1998B), 4.75% TOBs (Kansas City Power And Light Co.), Mandatory Tender 10/1/2007	2,009,660
2,105,000		Saline County, KS Unified School District No. 305, Refunding & Improvement UT GO Bonds, 5.25% (FSA INS), 9/1/2010	2,213,008
25,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds, Mortgage-Backed Securities Program (Series 1998 A-1), 5.00% (GNMA Collateralized Home Mortgage Program COL), 6/1/2013	25,135
1,700,000		Spring Hill, KS, UT GO Temporary Notes (Series 2005A), 4.25%, 11/1/2009	1,700,374
3,165,000		Wichita, KS Water & Sewer Utility, Refunding Revenue Bonds (Series 2005A), 5.00% (FGIC INS), 10/1/2011	3,313,407
		TOTAL	9,261,584
		Louisiana--3.4%
1,000,000		Calcasieu Parish, LA, IDB, PCR Refunding Bonds (Series 2001), 4.80% (Occidental Petroleum Corp.), 12/1/2006	1,001,950
2,000,000		Louisiana State Citizens Property Insurance Corp., Assessment Revenue Bonds (Series 2006B), 5.00% (AMBAC INS), 6/1/2009	2,054,700
4,000,000		Louisiana State Citizens Property Insurance Corp., Assessment Revenue Bonds (Series 2006B), 5.25% (AMBAC INS), 6/1/2010	4,175,440
500,000		Louisiana State Offshore Terminal Authority, Refunding Revenue Bonds, 3.65% TOBs (Loop LLC), Mandatory Tender 4/1/2008	495,915
		TOTAL	7,728,005
		Massachusetts--0.7%
1,500,000		Commonwealth of Massachusetts, Construction Loan LT GO Bonds (Series 2001C), 5.00%, 12/1/2010	1,561,515
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Michigan--4.6%
$500,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 5.00% (Metropolitan Hospital), 7/1/2009	$507,370
2,500,000		Michigan Municipal Bond Authority, Revenue Bonds, 5.25% (Clean Water Revolving Fund)/(United States Treasury COL), 10/1/2007	2,544,100
300,000		Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2008	306,261
750,000		Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2012	778,372
1,500,000		Michigan State Strategic Fund, LT GO Revenue Bonds, 5.20% (Waste Management, Inc.), 4/1/2010	1,538,115
1,510,000		Michigan State Strategic Fund, Revenue Bonds (Series 2004), 2.00% (NSF International), 8/1/2006	1,507,327
2,000,000		Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC INS), 11/1/2008	2,050,220
1,000,000		Michigan State Trunk Line, Revenue Bonds, 5.25% (FGIC INS), 11/1/2013	1,068,710
		TOTAL	10,300,475
		Minnesota--0.6%
1,000,000		Minnesota Municipal Power Agency, Electric Revenue Bonds (Series 2005), 4.50%, 10/1/2010	1,012,880
225,000		St. Paul, MN Housing & Redevelopment Authority, Health Care Revenue Bonds (Series 2005), 5.00% (Gillette Children's Specialty Healthcare), 2/1/2012	228,794
		TOTAL	1,241,674
		Mississippi--0.6%
1,385,000		Mississippi Development Bank, Special Obligation Highway Construction Revenue Bonds, 5.00% (Harrison County, MS Highway)/(FGIC INS), 1/1/2009	1,418,669
		Missouri--1.9%
1,500,000		Blue Springs, MO, Neighborhood Improvement LT GO Bonds (Series 2006A), 4.125%, 3/1/2009	1,500,930
1,500,000		Missouri State HEFA, Revenue Notes (Series 2006C), 5.25% RANs (Evangel University), 4/25/2007	1,514,205
1,250,000		Missouri State HEFA, Revenue Notes (Series 2006D), 5.25% RANs (Rockhurst University), 4/25/2007	1,258,313
		TOTAL	4,273,448
		New Jersey--3.9%
1,500,000		Bayonne, NJ Parking Authority, Parking Project Note (Series 2005), 5.00% (Bayonne, NJ GTD), 3/15/2007	1,499,625
1,400,000		Bayonne, NJ, (Series 2006B), 5.00% TANs, 12/11/2006	1,400,378
750,000		Bayonne, NJ, (Series A), 5.00% TANs, 10/13/2006	750,008
1,000,000		Bayonne, NJ, 5.00% BANs, 10/27/2006	1,001,090
1,000,000		Bayonne, NJ, 5.00% BANs, 10/27/2006	1,000,880
Principal Amount			Value
		MUNICIPALS BONDS--continued
		New Jersey--continued
$600,000		Bayonne, NJ, 5.00% BANs, 10/27/2006	$600,426
680,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 3.70% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 3.80%), 11/1/2008	663,666
1,864,000		Weehawken Township, NJ, UT GO Notes, 5.00% BANs, 5/18/2007	1,874,159
		TOTAL	8,790,232
		New Mexico--1.7%
1,450,000		Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS) Optional Tender 8/1/2008	1,421,928
1,335,000		Sandoval County, NM, Incentive Payment Refunding Revenue Bonds (Series 2005), 4.00% (Intel Corp.), 6/1/2015	1,286,646
1,000,000		Santa Fe, NM Community College District, GO UT, 5.45% (U.S. Treasury PRF 8/1/2006@101)/(Original Issue Yield: 5.55%), 8/1/2010	1,011,330
		TOTAL	3,719,904
		New York--4.2%
1,110,000		Dutchess County, NY IDA, Revenue Bonds, 4.00% (Marist College), 7/1/2009	1,095,792
3,000,000		New York City, NY, UT GO Bonds (Fiscal 2006 Series A), 5.00%, 8/1/2011	3,118,110
2,000,000		New York City, NY, UT GO Bonds (Series 2002F), 5.25%, 8/1/2009	2,072,840
1,000,000		New York City, NY, UT GO Bonds (Series D), 5.00%, 8/1/2006	1,001,020
1,000,000		New York City, NY, UT GO Bonds (Series E), 5.00%, 8/1/2007	1,012,560
1,165,000		TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 4.75% (Original Issue Yield: 4.83%), 6/1/2022	1,149,214
		TOTAL	9,449,536
		North Carolina--2.4%
525,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2010	539,065
725,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2012	751,789
1,000,000		North Carolina State, UT GO Bonds, 5.00% (U.S. Treasury PRF 5/1/2007@102), 5/1/2011	1,029,590
2,000,000		North Carolina State, UT GO Bonds (Series 2003), 5.00%, 5/1/2012	2,111,280
1,000,000		North Carolina State, UT GO Bonds (Series 2006A), 5.00%, 6/1/2014	1,063,290
		TOTAL	5,495,014
		Ohio--3.6%
3,480,000		Hicksville, OH Village School District, 4.50% BANs, 7/18/2006	3,480,278
1,250,000		Lucas County, OH, Adjustable Rate Demand Health Care Facilities Revenue Bonds (Series 2002), 3.25% TOBs (Franciscan Care Center)/(Bank One, Columbus N.A. LOC), Optional Tender 3/1/2008	1,232,675
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Ohio--continued
$2,750,000		Mahoning County, OH Hospital Facilities, Adjustable Rate Demand Health Care Facilities Revenue Refunding Bonds (Series 2002), 3.71% TOBs (Copeland Oaks Project)/(Sky Bank LOC), Mandatory Tender 4/1/2008	$2,710,675
70,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 1997D-1), 4.85% (GNMA Collateralized Home Mortgage Program COL), 3/1/2015	70,023
675,000		Ohio State Air Quality Development Authority, PCR Revenue Bonds, 4.25% TOBs (Pennsylvania Power Co.) Optional Tender 2/1/2007	673,144
		TOTAL	8,166,795
		Oklahoma--0.7%
960,000		Oklahoma Development Finance Authority, Hospital Revenue Refunding Bonds (Series 2004), 5.00% (Unity Health Center), 10/1/2009	980,573
680,000		Oklahoma HFA, SFM Revenue Bonds (Series 1998D-2), 6.25% (GNMA Collateralized Home Mortgage Program COL), 9/1/2029	681,952
		TOTAL	1,662,525
		Oregon--0.3%
750,000		Port of Portland, OR, 4.65% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2006	750,532
		Pennsylvania--3.2%
1,000,000		Erie, PA Higher Education Building Authority (Series F), 2.25% TOBs (Gannon University)/(PNC Bank, N.A. LOC), Mandatory Tender 1/15/2007	986,920
815,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004A), 3.20% (Mercyhurst College)/(Original Issue Yield: 3.22%), 3/15/2008	799,588
865,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004A), 3.70% (Mercyhurst College)/(Original Issue Yield: 3.79%), 3/15/2010	843,349
160,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 3.20% (Mercyhurst College)/(Original Issue Yield: 3.22%), 3/15/2008	156,974
220,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 3.70% (Mercyhurst College)/(Original Issue Yield: 3.79%), 3/15/2010	214,493
1,115,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 4.00% (Good Samaritan Hospital), 11/15/2009	1,100,527
5,000		Pennsylvania EDFA, Resource Recovery Refunding Revenue Bonds (Series B), 6.75% (Northampton Generating)/(Escrowed In U.S. Treasuries COL), 1/1/2007	5,069
200,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 5.75% (UPMC Health System), 1/15/2007	201,914
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 5.75% (UPMC Health System), 1/15/2008	1,024,990
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Pennsylvania--continued
$820,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.00% (Philadelphia University), 6/1/2011	$837,523
1,000,000		Philadelphia, PA Authority for Industrial Development, Adjustable Rate Revenue Bonds (Series 2003B), 4.75% TOBs (Cathedral Village) Optional Tender 4/1/2009	996,690
		TOTAL	7,168,037
		Rhode Island--1.3%
650,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.25% (Lifespan Obligated Group), 8/15/2006	650,956
700,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.50% (Lifespan Obligated Group), 8/15/2007	709,821
1,600,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Refunding Bonds (Series 2006A), 5.00% (Lifespan Obligated Group), 5/15/2011	1,652,896
		TOTAL	3,013,673
		South Carolina--0.8%
780,000		Lexington County, SC Health Services District, Inc., Hospital Revenue Bonds (Series 2004), 6.00% (Lexington Medical Center), 5/1/2008	804,827
1,000,000		Richland County, SC, Environmental Improvement Revenue Refunding Bonds (Series 2002A), 4.25% (International Paper Co.), 10/1/2007	997,950
		TOTAL	1,802,777
		South Dakota--0.4%
890,000		South Dakota State Health & Educational Authority, Revenue Bonds, 5.25% (Westhills Village Retirement Community), 9/1/2009	911,752
		Tennessee--2.6%
1,000,000		Carter County, TN IDB, (Series 1983), 4.15% (Temple-Inland, Inc.), 10/1/2007	997,710
2,085,000		Metropolitan Government Nashville & Davidson County, TN HEFA, Refunding Revenue Bonds (Series B), 4.50% (Vanderbilt University), 10/1/2006	2,088,795
2,000,000		Metropolitan Government Nashville & Davidson County, TN IDB, Revenue Bonds, 4.10% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2007	1,990,340
740,000		Sullivan County, TN Health Educational & Housing Facilities Board, Hospital Refunding Revenue Bonds, 5.00% (Wellmont Health System), 9/1/2007	743,456
		TOTAL	5,820,301
		Texas--7.9%
1,000,000		Austin, TX, Hotel Occupancy, 5.625% (AMBAC INS)/(Original Issue Yield: 5.71%), 11/15/2019	1,053,520
2,000,000		Gulf Coast, TX Waste Disposal Authority, Environmental Facilities Refunding Revenue Bonds, 4.20% (Occidental Petroleum Corp.), 11/1/2006	1,999,900
1,500,000		Gulf Coast, TX Waste Disposal Authority, Solid Waste Disposal Revenue Bonds (Series 2003D), 4.55% (Waste Management, Inc.), 4/1/2012	1,501,035
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Texas--continued
$1,000,000		Harris County, TX, LT GO Correctional Facility Improvement Bonds, 5.50% (U.S. Treasury PRF 10/1/2006@100)/(Original Issue Yield: 5.55%), 10/1/2011	$1,004,250
1,000,000		Johnson County, TX, UT GO, 5.00% (FSA INS), 2/15/2016	1,031,280
1,000,000		North Texas Tollway Authority (Series A), 5.10% (FGIC INS)/(Original Issue Yield: 5.20%), 1/1/2013	1,014,720
1,000,000		Spring, TX ISD, 5.25% (PSFG GTD), 2/15/2019	1,018,100
1,000,000		Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2006), 5.00% (Texas State), 4/1/2009	1,028,390
1,000,000		Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2006), 5.00% (Texas State), 4/1/2012	1,049,040
6,000,000		Texas Turnpike Authority, Second Tier BANs (Series 2002), 5.00%, 6/1/2008	6,121,860
1,000,000		Trinity River Authority, TX, PCR Refunding Bonds (Series 2001 A), 5.00% TOBs (TXU Energy Co. LLC), Mandatory Tender 11/1/2006	1,001,910
		TOTAL	17,824,005
		Virginia--1.5%
1,000,000		Chesterfield County, VA IDA, PCR Bonds, 4.95% (Virginia Electric & Power Co.), 12/1/2007	1,004,190
1,250,000		Hopewell, VA, Public Improvement UT GO Bonds (Series 2004A), 5.00%, 7/15/2009	1,262,987
1,000,000		Virginia Peninsula Port Authority, Revenue Refunding Bonds (Series 2003), 3.30% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2008	979,230
		TOTAL	3,246,407
		Washington--3.4%
3,600,000		Energy Northwest, WA, Project 1 Electric Revenue Refunding Bonds (Series 2006A), 5.00%, 7/1/2009	3,706,056
2,500,000		Energy Northwest, WA, Project 1 Electric Revenue Refunding Bonds (Series 2006A), 5.00%, 7/1/2010	2,593,500
1,310,000		Spokane, WA, Refunding UT GO Bonds, 5.50% (MBIA Insurance Corp. INS), 12/15/2007	1,340,720
		TOTAL	7,640,276
		Wisconsin--0.4%
350,000		Wisconsin State HEFA, Revenue Bonds (Series 2006A), 5.00% (Marshfield Clinic, WI), 2/15/2012	359,188
425,000		Wisconsin State HEFA, Revenue Bonds (Series 2006A), 5.00% (Marshfield Clinic, WI), 2/15/2013	434,690
		TOTAL	793,878
Principal Amount			Value
		MUNICIPALS BONDS--continued
		Wyoming--2.5%
$2,150,000		Albany County, WY, PCRBs (Series 1985), 4.65% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2006	$2,148,516
3,500,000		Lincoln County, WY, PCR Refunding Bonds (Series 1991), 3.40% TOBs (Pacificorp), Mandatory Tender 6/1/2010	3,371,760
		TOTAL	5,520,276
		TOTAL MUNICIPALS BONDS (IDENTIFIED COST $194,307,448)	192,894,290
		SHORT-TERM MUNICIPALS--15.5% [3]
		Alabama--0.8%
1,900,000		Columbia, AL IDB, PCR (Series 1999C), Daily VRDNs (Alabama Power Co.), 4.040%, 7/3/2006	1,900,000
		California--1.2%
2,700,000		California PCFA, Solid Waste Disposal Revenue Bonds Weekly VRDNs (Republic Services, Inc.), 4.290%, 7/6/2006	2,700,000
		District of Columbia--1.3%
3,000,000		District of Columbia (Series 2000), Weekly VRDNs (Public Welfare Foundation Inc.)/(SunTrust Bank LOC), 3.990%, 7/5/2006	3,000,000
		Florida--2.5%
1,500,000		Jacksonville, FL EDC, (Series 2005), Daily VRDNs (Methodist Health System, Inc.)/(SunTrust Bank LOC), 4.020%, 7/3/2006	1,500,000
4,000,000		Orange County, FL, Health Facilities Authority (Series A), Auction Rate Securities (Orlando Regional Healthcare System)/(Radian Asset Assurance INS), 3.700%, 7/20/2006	4,000,000
		TOTAL	5,500,000
		Georgia--2.2%
5,000,000		Burke County, GA Development Authority (1994 Third Series), Auction Rate Securities (Georgia Power Co.), 4.050%, 7/27/2006	5,000,000
		New York--1.8%
4,030,000		New York State Urban Development Corp., (Series 2004A-3-C), Weekly VRDNs (New York State Personal Income Tax Revenue Bond Fund)/(CDC IXIS Financial Guaranty N.A. INS)/(Dexia Credit Local LIQ), 3.950%, 7/6/2006	4,030,000
		North Carolina--1.0%
2,300,000		North Carolina Medical Care Commission (Series 2001A), Weekly VRDNs (Moses H. Cone Memorial), 3.960%, 7/6/2006	2,300,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued [3]
		Ohio--0.9%
$2,000,000		Ohio Water Development Authority (Series 1999-A), Weekly VRDNs (Ohio Edison Co.), 4.100%, 7/5/2006	$2,000,000
		Pennsylvania--2.0%
4,400,000		Philadelphia, PA Authority for Industrial Development Daily VRDNs (Newcourtland Elder Services)/(PNC Bank, N.A. LOC), 4.020%, 7/3/2006	4,400,000
		Utah--1.2%
2,700,000		Murray City, UT (Series 2003D), Daily VRDNs (IHC Health Services, Inc.), 3.990%, 7/3/2006	2,700,000
		Virginia--0.6%
1,400,000		Loudoun County, VA IDA, (Series 2003A), Daily VRDNs (Howard Hughes Medical Institute), 3.980%, 7/3/2006	1,400,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $34,930,000)	34,930,000
		TOTAL MUNICIPAL INVESTMENTS--101.3% (IDENTIFIED COST $229,237,448) [4]	227,824,290
		OTHER ASSETS AND LIABILITIES - NET--(1.3)%	(2,840,129)
		TOTAL NET ASSETS--100%	$224,984,161

Securities that are subject to the federal alternative minimum tax (AMT) represent 7.0% of the portfolio as calculated based upon total market value.

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At June 30, 2006, these restricted securities amounted to $2,962,370, which represented 1.3% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2006, these liquid restricted securities amounted to $1,000,150, which represented 0.4% of total net assets.

3 Current rate and reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $229,234,334.

Note: The categories of investments are shown as a percentage of total net assets at June 30, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
COP	--Certificates of Participation
EDA	--Economic Development Authority
EDC	--Economic Development Commission
EDFA	--Economic Development Financing Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
INS	--Insured
ISD	--Independent School District
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCFA	--Pollution Control Finance Authority
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
RANs	--Revenue Anticipation Notes
SFM	--Single Family Mortgage
TANs	--Tax Anticipation Notes
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2006

Assets:
Total investments in securities, at value (identified cost $229,237,448)		$227,824,290
Cash		94,715
Income receivable		2,014,623
Receivable for investments sold		190,000
TOTAL ASSETS		230,123,628
Liabilities:
Payable for investments purchased	$4,408,120
Payable for shares redeemed	379,337
Payable for Directors'/Trustees' fees	111
Payable for shareholder services fee (Note 5)	76
Income distribution payable	322,642
Accrued expenses	29,181
TOTAL LIABILITIES		5,139,467
Net assets for 22,351,806 shares outstanding		$224,984,161
Net Assets Consist of:
Paid-in capital		$230,444,678
Net unrealized depreciation of investments		(1,413,158)
Accumulated net realized loss on investments and futures contracts		(4,047,275)
Distributions in excess of net investment income		(84)
TOTAL NET ASSETS		$224,984,161
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$207,588,577 ÷ 20,623,547 shares outstanding, no par value, unlimited shares authorized		$10.07
Institutional Service Shares:
$17,395,584 ÷ 1,728,259 shares outstanding, no par value, unlimited shares authorized		$10.07

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended June 30, 2006

Investment Income:
Interest			$9,309,059
Expenses:
Investment adviser fee (Note 5)		$1,043,750
Administrative personnel and services fee (Note 5)		207,839
Custodian fees		12,839
Transfer and dividend disbursing agent fees and expenses		60,316
Directors'/Trustees' fees		11,774
Auditing fees		16,030
Legal fees		5,689
Portfolio accounting fees		99,712
Distribution services fee--Institutional Service Shares (Note 5)		56,341
Shareholder services fee--Institutional Shares (Note 5)		506,140
Shareholder services fee--Institutional Service Shares (Note 5)		55,812
Share registration costs		12,422
Printing and postage		15,129
Insurance premiums		8,739
Miscellaneous		10,517
TOTAL EXPENSES		2,123,049
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(309,215)
Waiver of administrative personnel and services fee	(9,004)
Waiver of distribution services fee--Institutional Service Shares	(56,341)
Waiver of shareholder services fee--Institutional Shares	(506,140)
Reimbursement of shareholder services fee--Institutional Service Shares	(5,051)
TOTAL WAIVERS AND REIMBURSEMENT		(885,751)
Net expenses			1,237,298
Net investment income			8,071,761
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,075,051)
Net change in unrealized appreciation of investments			(2,812,977)
Net realized and unrealized loss on investments			(3,888,028)
Change in net assets resulting from operations			$4,183,733

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended June 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,071,761	$8,937,193
Net realized loss on investments	(1,075,051)	(674,502)
Net change in unrealized appreciation/depreciation of investments	(2,812,977)	(1,083,662)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,183,733	7,179,029
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(7,423,534)	(8,014,358)
Institutional Service Shares	(646,857)	(910,378)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,070,391)	(8,924,736)
Share Transactions:
Proceeds from sale of shares	40,755,075	85,966,952
Net asset value of shares issued to shareholders in payment of distributions declared	4,256,441	4,731,326
Cost of shares redeemed	(116,895,688)	(164,167,200)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(71,884,172)	(73,468,922)
Change in net assets	(75,770,830)	(75,214,629)
Net Assets:
Beginning of period	300,754,991	375,969,620
End of period (including distributions in excess of net investment income of $(84) and $(92), respectively)	$224,984,161	$300,754,991

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2006

1. ORGANIZATION

Federated Short-Term Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide dividend income which is exempt from federal regular income tax. The Fund pursues this investment objective by investing in a portfolio of tax-exempt securities with a dollar-weighted average maturity of less than three years. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations and state and local taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended June 30, 2006, the Fund had no realized gain/loss on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at June 30, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	2/27/2004	$2,000,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended June 30	2006		2005
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,748,450	$38,011,531	7,926,766	$81,510,965
Shares issued to shareholders in payment of distributions declared	398,573	4,039,807	437,774	4,492,513
Shares redeemed	(10,047,701)	(101,876,856)	(13,994,140)	(143,815,856)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,900,678)	$(59,825,518)	(5,629,600)	$(57,812,378)

Year Ended June 30	2006		2005
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	270,865	$2,743,544	432,683	$4,455,987
Shares issued to shareholders in payment of distributions declared	21,379	216,634	23,271	238,813
Shares redeemed	(1,480,989)	(15,018,832)	(1,978,779)	(20,351,344)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(1,188,745)	$(12,058,654)	(1,522,825)	$(15,656,544)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,089,423)	$(71,884,172)	(7,152,425)	$(73,468,922)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended June 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$(1,362)	$1,362

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended June 30, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$8,047,123	$8,892,554
Ordinary income	$ 23,268	$ 32,182

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$322,558
Net unrealized depreciation	$1,410,044
Capital loss carryforward	$3,088,791
Dividend payable	$322,642
Post October losses	$961,597

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to discount accretion/premium amortization on debt securities.

At June 30, 2006, the cost of investments for federal tax purposes was $229,234,334. The net unrealized depreciation of investments for federal tax purposes was $1,410,044. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $213,582 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,623,626.

At June 30, 2006, the Fund had a capital loss carryforward of $3,088,791, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$541,582
2009	$624,448
2010	$261,798
2011	$551,978
2013	$650,751
2014	$458,234

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2006, for federal income tax purposes, post October losses of $961,597 were deferred to July 1, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser is required to reimburse the Fund's Institutional Shares, to the extent of its adviser fee, the amount, if any, by which the Fund's Institutional Shares aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and it shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses) exceed 0.45% of average daily net assets of the Fund's Institutional Shares. For the year ended June 30, 2006, the Adviser waived $309,215 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may choose to waive any portion of its fee. FAS can modify or terminate this waiver at any time at its sole discretion. For the year ended June 30, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended June 30, 2006, FSC voluntarily waived $56,341 of its fee. When FSC receives fees, it may pay some or all of them to financial intemediaries whose customers purchase shares. For the year ended June 30, 2006, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Institutional Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may choose to waive any portion of their fee. This waiver can be modified or terminated at any time. For the year ended June 30, 2006, FSSC waived $506,140 of shareholder services fees. For the year ended June 30, 2006, FSSC did not receive any fees paid by the Fund.

Commencing on August 1, 2005, and continuing through May 3, 2006, FSSC reimbursed daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of the shareholder service fee agreement. This reimbursement amounted to $5,051 for the year ended June 30, 2006.

Interfund Transactions

During the year ended June 30, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $198,380,000 and $168,440,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended June 30, 2006, were as follows:

Purchases	$114,265,476
Sales	$175,298,822

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

At June 30, 2006, 99.71% of the distributions from net investment income are exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED SHORT-TERM MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Federated Short-Term Municipal Trust (the "Fund"), including the portfolio of investments, as of June 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Short-Term Municipal Trust, at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
August 11, 2006

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: May 1981	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: October 1999	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: October 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: April 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: April 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: February 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: April 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: May 1981	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Vice President, Finance, Federated Services Company; Controller of Federated Investors, Inc.; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1981	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 SR. VICE PRESIDENT Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Fund. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Jeff A. Kozemchak has been the Fund's Portfolio Manager since June 1996. He is Vice President of the Fund. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Evaluation and Approval of Advisory Contract

FEDERATED SHORT-TERM MUNICIPAL TRUST (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Short-Term Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313907107
Cusip 313907206

28588 (8/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's
Audit Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit
Committee consists of the following Board members:  Thomas G. Bigley,
John T. Conroy, Jr., Nicholas P. Constantakis and Charles F. Mansfield,
Jr.

Item 4.     Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

                        Fiscal year ended 2006 - $19,395

                        Fiscal year ended 2005 - $16,988

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $81

                  Fiscal year ended 2005 - $0

                  Transfer Agent Service Auditors Report

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $127,653
      respectively. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of
                  revenues paid by the registrant, the registrant's
                  adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted
                  with or overseen by another investment adviser), and
                  any entity controlling, controlled by, or under
                  common control with the investment adviser that
                  provides ongoing services to the registrant to its
                  accountant during the fiscal year in which the
                  services are provided;
(2)   Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser
                  whose role is primarily portfolio management and is
                  subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by,
                  or under common control with the investment adviser
                  that provides ongoing services to the registrant  at
                  the time of the engagement to be non-audit services;
                  and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by
                  one or more members of the Audit Committee who are
                  members of the board of directors to whom authority
                  to grant such approvals has been delegated by the
                  Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

                        Fiscal year ended 2006 - $130,658

                        Fiscal year ended 2005 - $183,569

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Short-Term Municipal Trust

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                            (insert name and title)

Date        August 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ John B. Fisher
            John B. Fisher, Principal Executive Officer

Date        August 14, 2006

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer

Date        August 14, 2006